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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 19, 2001




                         ORIENTAL FINANCIAL GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)



      Commonwealth of Puerto Rico                          001-12647                    66-0538893
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(State or other Jurisdiction of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                                                   Identification No.)
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       1000 San Roberto Street
           Monacillos Ward
       Rio Piedras, Puerto Rico                                        00926
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (787) 771-6800


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                                      -2-


ITEM 5.  OTHER EVENTS.

         On December 19, 2001, Oriental Financial Group Inc. (the "Company") announced the issuance of trust preferred securities by a wholly-owned business trust subsidiary of the Company. A copy of the press release is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits


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
                  Exhibit No.       Description of Document

                      99            Press Release dated December 19, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ORIENTAL FINANCIAL GROUP INC.


Date:  January 3, 2002                       By:      /s/ Rafael Valladares
                                                -------------------------------
                                                        Rafael Valladares
                                                    Senior Vice President and
                                                   Principal Financial Officer


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                               INDEX OF EXHIBITS


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
         Exhibit No.       Description of Document

             99            Press Release dated December 19, 2001.
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